UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2016

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Hurco Companies, Inc. 2016 Equity Incentive Plan

At the Annual Meeting of Shareholders held on March 10, 2016 (the “2016 Annual Meeting”), the Shareholders of Hurco Companies, Inc. (the “Company”) approved the Hurco Companies, Inc. 2016 Equity Incentive Plan (the “2016 Equity Plan”). The 2016 Equity Plan provides for the issuance of up to 470,000 shares of the Company’s common stock, plus the 386,048 shares that remained available for future grants under the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) on the date of the 2016 Annual Meeting. Any shares of common stock subject to an award under the 2016 Equity Plan, or to an award under the 2008 Plan that was outstanding as of the date of the 2016 Annual Meeting, that expires, is cancelled or forfeited, or is settled for cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically become available for future awards under the 2016 Equity Plan. Following the shareholders’ approval of the 2016 Equity Plan, no further awards will be granted under the 2008 Plan.

Awards under the 2016 Equity Plan may be granted to employees, consultants and advisors of the Company or a subsidiary of the Company, as well as to the non-employee directors of the Company. Awards under the 2016 Equity Plan can be granted in the form of stock options, stock appreciation rights, restricted stock, stock units and other stock-based awards. The 2016 Equity Plan will be administered by the Company’s Compensation Committee.

The terms of the 2016 Equity Plan are described in more detail in the Company’s definitive proxy statement for the 2016 Annual Meeting, which was filed with the Securities and Exchange Commission on January 25, 2016, which description is incorporated herein by reference. A copy of the 2016 Equity Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference and constitutes a part of this report. A copy of the form of Restricted Stock Agreement (Director) to be used in connection with the grant of restricted stock to the Company’s non-employee directors under the 2016 Equity Plan is attached hereto as Exhibit 10.2.

Hurco Companies, Inc. Cash Incentive Plan

At the 2016 Annual Meeting, the Shareholders of the Company also approved the Hurco Companies, Inc. Cash Incentive Plan (the “Cash Incentive Plan”). The Cash Incentive Plan permits cash incentive awards to be made to eligible employees of the Company. The Company’s Compensation Committee administers the Cash Incentive Plan and will determine which employees will be participants in the Cash Incentive Plan. Participants will receive awards under the Cash Incentive Plan whose payout will be contingent upon the degree of attainment over the applicable performance period of one or more performance goals established by the Compensation Committee based on performance measures specified in the Cash Incentive Plan. At the start of each performance period, the Compensation Committee will select the applicable performance measure(s), specify the performance goals(s) based on those performance measures, and specify in terms of an objective formula or standard, the method for calculating the amount payable to a participant if the performance goals(s) are satisfied.

All awards under the Cash Incentive Plan for a performance period will be paid in cash following the end of such performance period and the Compensation Committee’s certification of the degree to which applicable performance goals based on performance measures selected for the performance period were attained and the resulting amounts payable to participants in connection with awards for that performance period. The Compensation Committee may reduce or eliminate, in its discretion, the amount of any award otherwise payable under the Cash Incentive Plan.

The terms of the Cash Incentive Plan are described in more detail in the Company’s definitive proxy statement for the 2016 Annual Meeting, which was filed with the Securities and Exchange Commission on January 25, 2016, which description is incorporated herein by reference. A copy of the Cash Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference and constitutes a part of this report.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on March 10, 2016. The shareholders:

•	elected all eight of the Company's nominees for director to serve until the next Annual Meeting of Shareholders;
•	approved, on an advisory basis, the compensation for the Company's named executive officers as disclosed in the proxy statement for the 2016 Annual Meeting;
•	approved the 2016 Equity Plan as disclosed in the proxy statement for the 2016 Annual Meeting;
•	approved the Cash Incentive Plan as disclosed in the proxy statement for the 2016 Annual Meeting;
•	ratified the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2016.

Shares were voted on these proposals as follows:

	Number of Votes FOR	Number of Votes WITHHELD	Broker Non- Votes	Abstentions
Election of Directors:
Thomas A. Aaro	5,130,204	29,086	767,464	0
Robert W. Cruickshank	5,129,189	30,101	767,464	0
Michael Doar	5,125,222	34,068	767,464	0
Jay C. Longbottom	5,130,419	28,871	767,464	0
Andrew Niner	5,131,339	27,951	767,464	0
Richard Porter	5,132,151	27,139	767,464	0
Janaki Sivanesan	5,131,397	27,893	767,464	0
Ronald Strackbein	5,130,002	29,288	767,464	0

	For	Against	Broker Non- Votes	Abstentions
Advisory vote to approve executive compensation:	5,047,276	48,345	767,464	63,669

	For	Against	Broker Non- Votes	Abstentions
Approval of the Hurco Companies, Inc. 2016 Equity Incentive Plan:	4,980,964	166,235	767,464	12,091

	For	Against	Broker Non- Votes	Abstentions
Approval of the Hurco Companies, Inc. Cash Incentive Plan:	5,052,372	99,327	767,464	7,591

	For	Against	Broker Non- Votes	Abstentions
Ratification of appointment of public accounting firm:	5,833,454	84,543	0	8,757

Item 9.01.                   Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Hurco Companies, Inc. 2016 Equity Incentive Plan

10.2	Form of Restricted Stock Agreement (Director) under the 2016 Equity Incentive Plan

10.3	Hurco Companies, Inc. Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2016

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland, Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Hurco Companies, Inc. 2016 Equity Incentive Plan

10.2	Form of Restricted Stock Agreement (Director) under the 2016 Equity Incentive Plan

10.3	Hurco Companies, Inc. Cash Incentive Plan